Exhibit 99.2

Q2 2026 Conference Call August 4, 2026 Atomera Incorporated 1

Safe Harbor This presentation contains forward - looking statements concerning Atomera Incorporated (““ Atomera ,” the “Company,” “we,” “us,” and “our”). The words “believe,” “may,” “will,” “potentially,” “estimate,” “continue,” “anticipate,” “intend,” “could,” “woul d,” “project,” “plan,” “expect” and similar expressions that convey uncertainty of future events or outcomes are intended to identify forwar d - looking statements. These forward - looking statements are subject to a number of risks, uncertainties and assumptions, including those disclosed in the section "Risk Factors" included in our Annual Report on Form 10 - K filed with the SEC on February 24, 2026 (the “Annual Report ”). In light of these risks, uncertainties and assumptions, the forward - looking events and circumstances discussed in this presentation may not occur and actual results could differ materially and adversely from those anticipated or implied in our forward - looking statements. You should not rely upon forward - looking statements as predictions of future events. Although we believe that the expectations reflected in our forward - looking statements are reasonable, we cannot guarantee that the future results, levels of activity, performance or events and circumstances described in the forward - looking statements will be achieved or occur. This presentation contains only basic information concerning Atomera . The Company’s filings with the Securities Exchange Commission, including the Annual Report, include more information about factors that could affect the Company’s operating and financial results. We assume no obligation to update information contained in this presentation. Although this presentation m ay remain available on the Company's website or elsewhere, its continued availability does not indicate that we are reaffirming or confirming any of the information contained herein. Atomera Incorporated 2

3 Strong, Growing and Defensible Patent Portfolio High Leverage IP Licensing Business Model Top Tier Management Team Transistor enhancement technology for the $750B semiconductor market Mears Silicon Technology (MST ® ) Quantum Engineered Materials

Atomera’s technology in AI ► GAA: Cleared key milestone with 1 of 2 active customers ▪ In discussions with other 2 targets ► DRAM 4F2: Re - established value proposition ▪ MST enables a cheaper, next - gen vertical access transistor vs. industry's current approach ▪ Validation: TCAD study confirms feasibility ► New NAND opportunity ▪ Major NAND supplier validates MST's planar periphery boost helps with AI NAND performance demands Atomera Incorporated 4

MST technology focus areas Atomera 5 MST for Advanced Logic Nodes MST for RF - SOI MST for Power MST for Memory MST for GaN

# MST GaN on Silicon RF quality

## ▸ Outstanding harmonic distortion performance

- MST has over 1000X lower harmonic distortion than control devices
- 15X better than the best published external GaN/Si result
  - 2025 imec "best GaN/Si" publication from 2025 BCICTS conference
- MST enables an unprecedented improvement in harmonics in GaN/Si substrates
- With superior linearity which is critical for RF designs



Control
MST
H2 power (dBm)
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Input power (dBm)



H2 Control
H3 Control
H2 MST
H3 MST
15dBm
Harmonic power (dBm)
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Input power (dBm)

## ▸ Exceptional power handling

- MST device H2/H3 crossover power increased by +15dBm
  - To >40dBm (>10W) input power
- Shows that MST GaN/Si substrates can handle higher power and stay well controlled
- Enables PA designs supporting peak 5G/6G performance

*Incize test data*

***Harmonic distortion plots measure signal quality against input power - lower is better***

August 4 2026

© Atomera 2026

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Financial Review Atomera Incorporated 7

GAAP to Non - GAAP Reconciliation Atomera Incorporated 8

We collaborate with customers to improve their products, through integration of MST, so that both companies benefit financially Mission Statement Atomera Incorporated 9

Thank You Atomera Incorporated 10